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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [   ]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ]
Preliminary Proxy Statement

[ ]
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]
Definitive Proxy Statement

[X]
Definitive Additional Materials

[ ]
Soliciting Material Pursuant to §240.14a-11(c) or
§240.14a-12

 TENET HEALTHCARE CORPORATION
(Name of Registrant as Specified In Its Charter)

 TENET SHAREHOLDER COMMITTEE,
L.L.C.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]
No fee required.

[ ]
$125 per Exchange Act Rules 0-11(c)(1)(ii),
14a-6(i)(1), 14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

[ ]
Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)
Title of each class of securities to which transaction applies:

 ____________________________________________________________________________________

2)
Aggregate number of securities to which transaction applies:

 ____________________________________________________________________________________

3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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Tenet Shareholder Committee

Time for a Change

August 21, 2000

Tenet Shareholder Committee

Replacement Slate Nominated

Poor Financial Performance

Executive Compensation
and
Bloated Management

You Now Know:
Change Is Needed

Replacement Slate Nominated

Tenet Shareholder Committee has nominated

4 directors to replace Tenet’s slate of

incumbent directors

•

Why?

•

Poor Financial Performance

•

Exorbitant Executive Compensation and Bloated Management

•

Poor Corporate Governance Practices

Poor Financial Performance

Did You Know?

Tenet has the worst ROA among its competitors in fiscal 1997, 1998
(excepting HCA, due to the Medicare fraud investigation), 1999, and is on track to repeat this feat in fiscal 2000.

1995

1996

1997

1998

1999

2000

2.8%

4.3%

(2.4)%

2.1%

1.9%

2.2%

        SOURCE: Form 10-K for each respective company. Dividing net income by the average of beginning and ending assets.

Poor Financial Performance

Did You Know?

Tenet has the worst ROE among its competitors in both fiscal 1997 & 1999 and without HCA’s OIG payment, THC would repeat in F2000.

1995

1996

1997

1998

1999

2000

10.0%

15.1%

(8.3)%

7.7%

6.7%

7.6%

        SOURCE: Form 10-K for each respective company. Dividing net income by the average of beginning and ending equity.

Poor Financial Performance

Did You Know?

Tenet EBITDA margins peaked in fiscal 1996 ... and have declined steadily thereafter.

1996

1997

1998

1999

2000

19.8%

17.5%

18.3%

17.1%

17.0%

SOURCE: Form 10-K for each respective company. Dividing EBITDA by net revenue.

Poor Financial Performance

Did You Know?

Tenet has consistently maintained the highest leverage among its competitors.
From F1995 through F2000, Tenet’s Debt/Equity is the highest.

1995

1996

1997

1998

1999

2000

1.79x

1.23x

1.57x

1.64x

1.66x

1.40x

        SOURCE: Form 10-K for each respective company. Dividing short-term and long-term debt by equity.

Poor Financial Performance

Did You Know?

Since fiscal 1995, Tenet has the highest level of debt to cash flow
(Debt/EBITDA) among its competitors each and every year. Close to keeping record in 2000.

1995

1996

1997

1998

1999

2000

5.71x

2.96x

3.31x

3.23x

3.46x

2.93x

        SOURCE: Form 10-K for each respective company. Dividing short-term and long-term debt by EBITDA.

Poor Financial Performance

Did You Know?

From fiscal 1997 — 1999, Tenet’s cost of

debt capital is the highest among its

competitors.

1997

1998

1999

2000

10.05%

8.52%

7.90%

7.91%

        SOURCE: Form 10-K for each respective company. Dividing interest expense by the average of beginning and ending short-term and long-term debt.

Poor Financial Performance

Did You Know?

Since fiscal 1994, Tenet has written off more than $2.15 billion after-tax, exceeding the total equity turned over to the management team in the beginning of fiscal 1994.

        Source: Form 10-K. Sum of all restructuring and asset impairment changes, tax adjusted with a 40% tax rate, plus all after-tax discontinued operations and extraordinary item charges.

Poor Financial Performance

Did You Know?

From fiscal 1995-2000, after Capital

Expenditures, Tenet produced NO CASH.

“Tenet unfortunately, has not generated any

free cash flow over the last four years...”

(WST 7/3/2000).

1995

1996

1997

1998

1999

2000

(8.2)%

(3.1)%

0.0%

(1.3)%

(0.1)%

2.2%

        SOURCE: Form 10-K for each respective company. Dividing Cash Flow From
Operations less Capital Expenditures by Net Revenue.

Poor Financial Performance

Did You Know?

•

        A/R Days are UP 23.6 days since F1997. This increase required $738
Million in CASH to fund, negatively impacting EPS by $0.11 annually.

1996

1997

1998

1999

2000

55.0

56.5

64.3

77.8

80.1

        SOURCE: Tenet’s Form 10-K for each year. Change in DSO in labeled year from three years earlier. Multiply $738 million by average cost of debt capital, with 40% tax rate and 314.9 MM fully diluted shares.

Poor Financial Performance

Did You Know?

Tenet spends over $60 million annually for its legal counsel, hiring over 700 outside law firms? (House Counsel, “Code Blue, GC Healthcare”, May/June 2000).

Poor Financial Performance

Did You Know?

Tenet has admitted losing $100 million per year from its physician practices, an estimated $530 million to date. Another $500 million in write-offs makes management’s mistake a $1 Billion error.

        Source: Tenet’s investor presentation admits to $100 million operating loss.
Our estimate of losses since end of fiscal 1993 is $530 million. Write-off’s include $157 million from F97-F99 and $177 million in first 9 months of fiscal
2000 to cover about 40% of physician contracts. Total write-off to date is
$334 million. Our $500 million estimate assumes a further write-off of $166 million for remaining 60% of physician practices.

Poor Financial Performance

Below Competitor’s Average Performance in F1999

•

Return on Assets*

•

Return on Capital*

•

Return on Equity*

•

LTD / Equity*

•

Total Debt / Equity*

•

Total Debt / EBITDA*

•

EBITDA / Interest*

•

Average Cost of Debt*

•

EBITDA Margin

•

EBIT Margin

•

Interest as % revenue*

•

Pretax Margin*

•

EBITDA / Share Growth

•

Cash Flow Operations / Revenue*

•

Cash Flow Operations — Capital Expenditures/ Revenue

•

Net A/R DSO

•

Change in A/R DSO

•

3 Year Change in A/R DSO

•

Revenue / Employee

•

EBITDA / Employee

* — Lowest in F1999

Poor Financial Performance

Did You Know?

If we give 5 points to the best performer, and 1 point to the worst performer in each of 21 financial measurements, how do they rate?

Total

Average

Points

HMA

4.24

89

UHS

3.57

75

HCA

3.29

69

QHGI

2.10

44

THC

1.81

38

Tenet has the worst performance in 11 of 21 measurements. Next worst is Quorum
& HMA, scoring lowest just 3 times.

        Source: See Tenet Fact Book for full details of each of the 21 financial measurements. All measurements for fiscal 1999 performance.

Executive Compensation

and

Bloated Management

Did You Know?

•

According to the LA Times, CEO Barbakow was paid $22.5 million in 1999.

•

At $30 per share, the company has paid Barbakow nearly $74 Million in 7 years.

        Source: Tenet proxy material of cash compensation and stock options. $74 million assumes that all options are cashed in at $30 per share. CEO has not exercised any options since assuming CEO post.

Executive Compensation

and

Bloated Management

Did You Know?

•

Ex-COO Michael Focht retired on December 31, 1999.

•

        Yet Tenet still pays him $523,992 per year for “consulting” for 3 years.
During this 3 years, he adds 3 years to his retirement vesting schedule and will receive annual compensation in the range of $486,000-$594,000 for a period of 10 years following his retirement.

(Source: Fiscal 1999 and Fiscal 2000 Form 10-K, Exhibit 10-N)

Executive Compensation

and

Bloated Management

Did You Know?

Both Tenet and HCA have 1,450 employees at their corporate / operational /
regional offices. Yet HCA owns 53% more beds than Tenet. On average, THC needs 11 corporate people / hospital. HCA provides better financial results with just 7.

        Source: Tenet and HCA (Columbia/HCA)’s Form-10K for total employees and
Tenet’s F1999 10-K for corporate, operational and regional employees. HCA’s corporate, operational and regional employees provided by HCA. Numbers of hospitals and licensed beds according to form 10-K’s for respective companies for fiscal 1999.

Executive Compensation

and

Bloated Management

Did You Know?

Both THC and HCA own comparably sized hospitals (237 beds vs. 221 beds /
hospital). Yet THC needs 19% more employees (968/hospital) than HCA
(812/hospital) to operate the hospitals.

        Source: Tenet and HCA (Columbia/HCA)’s Fiscal 1999 Form-10K for total employees. Numbers of hospitals and licensed beds according to Fiscal 1999
Form 10-K’s for respective companies.

Poor Corporate Governance

Practices

Did You Know?

At the last 2 annual shareholder meetings, shareholders have overwhelmingly voted to recommend that the Board eliminate the staggered system of electing directors: 62% and 71% respectively.

Source: Tenet’s Form 10-Q for November quarter of each fiscal year.

Poor Corporate Governance

Practices

Did You Know?

The Board ignored shareholders twice by maintaining staggered board elections.

You Now Know:

Change Is Needed

•

Board ignores shareholders’ staggered board recommendation

•

Management is bloated and overpaid

•

Management after 7 years has produced the worst operating results in the industry

You Now Know:

Change Is Needed

•

Senior management should be comprised of hospital operators, rather than investment bankers.

•

Headquarters should be moved out of Santa Barbara to Nashville and support staff downsized.

•

The corporate air force should go.

You Now Know:

Change Is Needed

•

Staggered board terms should be eliminated.

•

        The company should be operated for the benefit of shareholders rather than for entrenched management.